Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions	Acquisitions
2017 Acquisition
DuPont Crop Protection Business
On November 1, 2017, pursuant to the terms and conditions set forth in the Transaction Agreement entered into with E. I. du Pont de Nemours and Company (“DuPont"), we completed the acquisition of certain assets relating to DuPont's Crop Protection business and research and development ("R&D") organization (the "DuPont Crop Protection Business") (collectively, the "DuPont Crop Protection Business Acquisition"). In connection with this transaction, we sold to DuPont our FMC Health and Nutrition segment and paid DuPont $1.2 billion in cash which was funded with the 2017 Term Loan Facility which was secured for the purposes of the Acquisition. See Note 13 for more details. The following table illustrates each component of the consideration paid as part of the DuPont Crop Protection Business Acquisition:

(in Millions)	Amount
Cash purchase price, net	$1,225.6
Cash proceeds from working capital and other adjustments	(21.5)
Fair value of FMC Health and Nutrition sold to DuPont	1,968.6
Total purchase consideration	$3,172.7

The Transaction Agreement also contained a provision for working capital adjustments. The DuPont Crop Protection Business is being integrated into our FMC Agricultural Solutions segment and has been included within our results of operations since the date of acquisition. Revenue and U.S. GAAP Income (loss) from continuing operations before income taxes attributable to the DuPont Crop Protection Business, since the date of acquisition, and for the twelve months ended December 31, 2017 was approximately $193.5 million and $27.6 million, respectively. The Income (loss) from continuing operations before income taxes attributable to the DuPont Crop Protection Business includes the inventory fair value step-up amortization recorded in "Cost of sales and services" on the consolidated statements of income (loss).
In connection with the DuPont Crop Protection Business Acquisition, we entered into a customary transitional services agreement with DuPont to provide for the orderly separation and transition of various functions and processes. These services will be provided by DuPont to us for up to 24 months after closing, with an optional six months extension. These services include information technology services, accounting, human resource and facility services among other services, while we assume the operations of the DuPont Crop Protection Business.
As part of the DuPont Crop Protection Business Acquisition, we acquired various manufacturing contracts. The manufacturing contracts have been recognized as an asset or liability to the extent the terms of the contract are favorable or unfavorable compared with market terms of the same or similar items at the date of the acquisition.
We also entered into supply agreements with DuPont, with terms of up to five years, to supply technical insecticide products required for their retained seed treatment business at cost. The unfavorable liability is recorded within both "Accrued and other liabilities" and "Other long-term liabilities" on the consolidated balance sheets and is reduced and recognized to revenues within earnings as sales are made. The amount recognized in revenue for the years ended December 31, 2018 and 2017 was approximately $92 million and $2 million, respectively.
Certain manufacturing sites and R&D sites will be transferred to us at a later date due to various local timing constraints; however, we will still obtain the economic benefit from these sites during the period from November 1, 2017 to when the sites legally transfer. No additional consideration will be paid at the date of transfer. All sites except for portions of one that did not transfer on November 1, 2017 legally transferred to us on July 1, 2018 and October 1, 2018. The remaining portions of this one site are expected to transfer in the third quarter of 2019.
In the third quarter of 2017, both the European Commission and Competition Commission of India had conditionally approved our acquisition of certain assets of DuPont’s Crop Protection business. The DuPont Crop Protection Business Acquisition was conditioned upon us divesting the portfolio of products required by the respective regulatory bodies. These divestitures impacted FMC Agricultural Solutions’ annual 2018 operating profit by approximately $20 million. On February 1, 2018, we sold a portion of FMC's European herbicide Portfolio to Nufarm Limited and received proceeds of approximately $85 million plus $2 million of working capital. We recorded a gain on sale of approximately $85 million. This divestiture satisfied FMC's commitments to the European Commission related to the DuPont Crop Protection Business Acquisition. In December 2017, the Competition Commission of India issued its final order describing the required Indian remedy. We received anti-trust approval from the Competition Commission of India on August 1, 2018 to complete the sale of the products to Crystal Crop Protection Limited in compliance with that final order. The sale closed on August 16, 2018 and satisfied our commitments to the Competition Commission of India related to the DuPont Crop Protection Business Acquisition. We recorded a gain of approximately $3 million.
Purchase Price Allocation
We applied acquisition accounting under the U.S. GAAP business combinations guidance. Acquisition accounting requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. The net assets of the DuPont Crop Protection Business Acquisition will be recorded at the estimated fair values using primarily Level 2 and Level 3 inputs (see Note 18 for an explanation of Level 2 and Level 3 inputs). In valuing acquired assets and assumed liabilities, valuation inputs include an estimate of future cash flows and discount rates based on the internal rate of return and the weighted average rate of return.
The purchase price allocation is considered complete. The allocation was subject to change within the measurement period (up to one year from the acquisition date) as additional information concerning final asset and liability valuations was obtained. Any changes to the initial allocation are referred to as measurement-period adjustments. Measurement-period adjustments since our initial preliminary estimates reported in our 2017 10-K were primarily related to increases in the estimated fair values of intangible assets, deferred tax liabilities, and the unfavorable supply contract. The cumulative effect of all measurement-period adjustments resulted in an increase to recognized goodwill of approximately $283 million.
The following table summarizes the consideration paid for the DuPont Crop Protection Business and the amounts of the assets acquired and liabilities assumed as of the acquisition date.

Purchase Price Allocation
(in Millions)
Trade receivables (1)	$45.8
Inventories (2)	379.7
Other current assets	51.3
Property, plant & equipment	424.7
Intangible assets:
Indefinite-lived brands	1,301.2
Customer relationships (3)	763.7
Goodwill (4)	974.7
Deferred tax assets	79.7
Other noncurrent assets	14.2
Total fair value of assets acquired	$4,035.0

Accounts payable, trade and other (1)	$32.9
Accrued and other current liabilities (5)	156.2
Accrued pension and other postretirement benefits, long-term	9.1
Environmental liabilities (6)	2.6
Deferred tax liabilities	196.0
Other long-term liabilities (5)	452.3
Total fair value of liabilities assumed	$849.1

Total consideration paid	$3,185.9
Less: Noncontrolling interest	(13.2)
Total consideration paid less noncontrolling interest	$3,172.7
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(1)
Represents the accounts receivable and accounts payable of the legal entity stock sales as part of the DuPont Crop Protection Acquisition. As part of the Transaction Agreement, these balances will be settled subsequent to the closing date through reimbursement between FMC and DuPont. The offsetting amounts due from and due to DuPont were recorded within Other current assets and Accrued and other current liabilities, respectively, as of December 31, 2017.

(2)
Fair value of finished goods inventory acquired included a step-up in the value of approximately $89.8 million, of which $69.6 million and $20.2 million was amortized during 2018 and 2017, respectively, and included in "Cost of sales and services" on the consolidated statements of income (loss).

(3)	The weighted average useful life of the acquired customer relationships is approximately 20 years.

(4)	Goodwill largely consists of expected cost synergies and economies of scale resulting from the business combination.

(5)	Includes the short-term and long-term portions of the unfavorable supply contract with Dupont recorded in Accrued and other current liabilities and Other long-term liabilities, respectively.

(6)
Represents both the short-term and long-term portion of the environmental obligations at certain sites of the acquired DuPont Crop Protection Business that is indemnified by DuPont as part of the Transaction Agreement. The indemnification asset was recorded within Other current assets and Other noncurrent assets.

2015 Acquisition
Cheminova A/S
On April 21, 2015, pursuant to the terms and conditions set forth in the Purchase Agreement, we completed the acquisition of 100 percent of the outstanding equity of Cheminova A/S, a Denmark Aktieselskab ("Cheminova") from Auriga Industries A/S, a Denmark Aktieselskab for an aggregate purchase price of $1.2 billion, excluding assumed net debt and hedge-related costs totaling $0.6 billion (the “Cheminova Acquisition”). The Cheminova Acquisition was funded with the October 10, 2014 term loan which was secured for the purposes of the Cheminova Acquisition. See Note 13 for more information.
Cheminova has been integrated into our FMC Agricultural Solutions segment and has been included within our results of operations since the date of acquisition. The acquisition of Cheminova broadened our supply capabilities and strengthened our geographic footprint, particularly in Europe.
Unaudited Pro Forma Financial Information
The following unaudited pro forma results of operations assume that the DuPont Crop Protection Business Acquisition occurred at the beginning of the periods presented. The pro forma amounts include certain adjustments, including interest expense on the borrowings used to complete the acquisition, depreciation and amortization expense and income taxes. The pro forma amounts below for the years ended December 31, 2017 and 2016 exclude acquisition-related charges. The pro forma results do not include adjustments related to cost savings or other synergies that are anticipated as a result of the acquisition. Accordingly, these unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of what the actual results of operations would have been if the acquisitions had occurred as of January 1, 2016, nor are they indicative of future results of operations.

	Year Ended December 31,
(in Millions)	2018	2017	2016
Pro forma Revenue (1)	$4,285.3	$3,856.6	$3,714.1
Pro forma Diluted earnings per share from continuing operations	3.91	2.25	3.57

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(1)	For the year ended December 31, 2018, pro forma results and actual results are the same.

Transaction-related charges
Pursuant to U.S. GAAP, costs incurred associated with acquisition and separation activities are expensed as incurred. Historically, these costs have primarily consisted of legal, accounting, consulting, and other professional advisory fees associated with the preparation and execution of these activities. Given the significance and complexity around the integration of the DuPont Crop Protection Business, we have incurred to date, and expect to incur, costs associated with integrating the DuPont Crop Protection Business, planning for the exit of the transitional service agreement as well as implementation of a new worldwide Enterprise Resource Planning system as a result of the transitional service agreement exit, the majority of which will be capitalized in accordance with the relevant accounting literature. These costs have been, and are expected to be, significant and we anticipate the majority of these charges will be completed by the first quarter of 2020. Additionally, we expect to continue to incur costs associated with the previously announced separation of FMC Lithium up through the date of separation. Costs incurred to date are primarily comprised of advisory and other professional fees. The following table summarizes the costs incurred associated with these activities.

	Year Ended December 31,
(in Millions)	2018	2017	2016
Transaction-related charges
Acquisition-related charges - DuPont Crop
Legal and professional fees (1)	$86.9	$130.2	$—
Inventory fair value amortization (2)	69.6	20.2	—
Acquisition-related charges - Cheminova (3)
Legal and professional fees (1)	—	—	23.4
Total transaction-related charges	$156.5	$150.4	$23.4
Restructuring charges
DuPont Crop restructuring	$108.3	$—	$—
Cheminova restructuring (3)	—	—	42.3
Total restructuring charges (4)	$108.3	$—	$42.3
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(1)
Represents transaction costs, costs for transitional employees, other acquired employees related costs, and transactional-related costs such as legal and professional third-party fees. These charges are recorded as a component of “Selling, general and administrative expense" on the consolidated statements of income (loss).

(2)	These charges are included in “Costs of sales and services” on the consolidated statements of income (loss).

(3)	Acquisition-related charges and restructuring charges to integrate Cheminova with FMC Agricultural Solutions were completed at the end of 2016.
(4)
See Note 8 for more information. These charges are recorded as a component of “Restructuring and other charges (income)” on the consolidated statements of income (loss).